UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2011 (January 10, 2011)

AVALON HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-14105	34-1863889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Way, Warren, Ohio 44484

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 856-8800

(Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

AVALON HOLDINGS CORPORATION

Cross Reference Sheet showing location in Current Report of Information Required Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

	Current Report Item	Caption in Current Report

Section 1	Registrant’s Business and Operations
Item 1.01	Entry Into a Material Definitive Agreement	Not Applicable
Item 1.02	Termination of a Material Definitive Agreement	Not Applicable
Item 1.03	Bankruptcy or Receivership	Not Applicable

Section 2	Financial Information
Item 2.01	Completion of Acquisition or Disposition of Assets	Not Applicable
Item 2.02	Results of Operations and Financial Condition	Not Applicable
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant	Not Applicable
Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement	Not Applicable
Item 2.05	Costs Associated with Exit or Disposal Activities	Not Applicable
Item 2.06	Material Impairments	Not Applicable

Section 3	Securities and Trading Markets
Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing	Not Applicable
Item 3.02	Unregistered Sales of Equity Securities	Not Applicable
Item 3.03	Material Modification to Rights of Security Holders	Not Applicable

Section 4	Matters Related to Accountants and Financial Statements
Item 4.01	Changes in Registrant’s Certifying Accountant	Not Applicable
Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review	Not Applicable

Section 5	Corporate Governance and Management
Item 5.01	Changes in Control of Registrant	Not Applicable
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	Steven M. Berry resignation as director, President and Chief Executive Officer
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	Not Applicable
Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans	Not Applicable
Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics	Not Applicable
Item 5.06	Change of Shell Company Status	Not Applicable

	Current Report Item	Caption in Current Report

Item 5.07	Submission of Matters to a Vote of Security Holders	Not Applicable
Item 5.08	Shareholder Director Nominations	Not Applicable

Section 6	Asset-Backed Securities
Item 6.01	ABS Informational and Computational Material	Not Applicable
Item 6.02	Change of Servicer or Trustee	Not Applicable
Item 6.03	Change in Credit Enhancement or Other External Support	Not Applicable
Item 6.04	Failure to Make a Required Distribution	Not Applicable
Item 6.05	Securities Act Updating Disclosure	Not Applicable

Section 7	Regulation FD
Item 7.01	Regulation RD Disclosure	Not Applicable

Section 8	Other Events
Item 8.01	Other Events	Not Applicable

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits	Exhibit

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 11, 2011, The Board of Directors of Avalon Holdings Corporation accepted the resignation of Mr. Steven M. Berry as director, Chief Executive Officer and President of Avalon Holdings Corporation effective February 15, 2011.

In conjunction with this announcement, the Board of Directors, pursuant to the Company’s corporate bylaws, decreased the size of the Board from six members to five members and appointed Mr. Ronald E. Klingle as Chief Executive Officer to replace Mr. Berry upon his resignation.

ITEM 9.01	Financial Statements and Exhibits

Exhibit Number

Exhibit 99.1	Press release dated January 12, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 12, 2011

Avalon Holdings Corporation

By:	/S/ TIMOTHY C. COXSON
Timothy C. Coxson
Chief Financial Officer

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